FIRST AMENDMENT TO REVOLVING LINE OF CREDIT AGREEMENT

dated as of December 22, 2006

Reference is made to that revolving line of credit agreement and revolving promissory note attached as Exhibit A (the “Note”) dated July 1, 2006 (collectively the “Agreement”) between CenterStaging Corp., a Delaware corporation, (the “Borrower”) and Johnny Caswell (the “Lender”). All terms defined in the Agreement shall have the same meaning in this First Amendment, except as otherwise provided herein.

NOW, THEREFORE, Borrower and Lender hereby agree to amend the Agreement as follows:

1. Section 1.1 of the Agreement and the Note is hereby revised such that the aggregate of all advances outstanding shall not at any time exceed Five Hundred Thousand Dollars ($500,000).

2. The fixed annual interest rate of the Note is hereby revised and shall be a variable annual interest rate equal to the “prime rate, plus four percent (4%), retroactive to the date of the first advance.

3. Except as expressly modified herein, the Agreement is hereby ratified and shall remain in full force and effect.

If Lender agrees with the foregoing, please execute this First Amendment in the space below.

BORROWER

/s/ Howard Livington
Howard Livingston
CFO, CenterStaging Corp.

LENDER

/s/ Johnny Caswell
Johnny Caswell
Chairman of the Board of Directors
CenterStaging Corp.

FIRST AMENDMENT TO REVOLVING LINE OF CREDIT AGREEMENT

dated as of December 22, 2006

Reference is made to that revolving line of credit agreement and revolving promissory note attached as Exhibit A (the “Note”) dated July 1, 2006 (collectively the “Agreement”) between CenterStaging Corp., a Delaware corporation, (the “Borrower”) and Howard Livingston (the “Lender”). All terms defined in the Agreement shall have the same meaning in this First Amendment, except as otherwise provided herein.

NOW, THEREFORE, Borrower and Lender hereby agree to amend the Agreement as follows:

1. Section 1.1 of the Agreement and the Note is hereby revised such that the aggregate of all advances outstanding shall not at any time exceed Five Hundred Thousand Dollars ($500,000).

2. The fixed annual interest rate of the Note is hereby revised and shall be a variable annual interest rate equal to the “prime rate” plus four percent (4%), retroactive to the date of the first advance.

3. Except as expressly modified herein, the Agreement is hereby ratified and shall remain in full force and effect.

If Lender agrees with the foregoing, please execute this First Amendment in the space below.

BORROWER

/s/ Roger Paglia
Roger Paglia
CEO, CenterStaging Corp.

LENDER

/s/ Howard Livingston
Howard Livingston
CFO, CenterStaging Corp.

FIRST AMENDMENT TO REVOLVING LINE OF CREDIT AGREEMENT

dated as of December 22, 2006

Reference is made to that revolving line of credit agreement and revolving promissory note attached as Exhibit A (the “Note”) dated July 1, 2006 (collectively the “Agreement”) between CenterStaging Corp., a Delaware corporation, (the “Borrower”) and Roger Paglia (the “Lender”). All terms defined in the Agreement shall have the same meaning in this First Amendment, except as otherwise provided herein.

NOW, THEREFORE, Borrower and Lender hereby agree to amend the Agreement as follows:

1. Section 1.1 of the Agreement and the Note is hereby revised such that the aggregate of all advances outstanding shall not at any time exceed Five Hundred Thousand Dollars ($500,000).

2. The fixed annual interest rate of the Note is hereby revised and shall be a variable annual interest rate equal to the “prime rate” plus four percent (4%), retroactive to the date of the first advance.

3. Except as expressly modified herein, the Agreement is hereby ratified and shall remain in full force and effect.

If Lender agrees with the foregoing, please execute this First Amendment in the space below.

BORROWER

/s/ Howard Livingston
Howard Livingston
CFO, CenterStaging Corp.

LENDER

/s/ Roger Paglia
Roger Paglia
CEO, CenterStaging Corp.

FIRST AMENDMENT TO REVOLVING LINE OF CREDIT AGREEMENT

dated as of December 22, 2006

Reference is made to that revolving line of credit agreement and revolving promissory note attached as Exhibit A (the “Note”) dated July 1, 2006 (collectively the “Agreement”) between CenterStaging Corp., a Delaware corporation, (the “Borrower”) and Jan Parent (the “Lender”). All terms defined in the Agreement shall have the same meaning in this First Amendment, except as otherwise provided herein.

NOW, THEREFORE, Borrower and Lender hereby agree to amend the Agreement as follows:

1. Section 1.1 of the Agreement and the Note is hereby revised such that the aggregate of all advances outstanding shall not at any time exceed Five Hundred Thousand Dollars ($500,000).

2. The fixed annual interest rate of the Note is hereby revised and shall be a variable annual interest rate equal to the “prime rate” plus four percent (4%), retroactive to the date of the first advance.

3. Except as expressly modified herein, the Agreement is hereby ratified and shall remain in full force and effect.

If Lender agrees with the foregoing, please execute this First Amendment in the space below.

BORROWER

/s/ Howard Livingston
Howard Livingston
CFO, CenterStaging Corp.

LENDER

/s/ Jan Parent
Jan Parent
Senior EVP, CenterStaging Corp.